UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2007
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue Suite 200 Santa Ana, California (Address of principal executive offices		92705 (Zip Code)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on October 31, 2007, reporting our acquisition of The Sevens Building, an office building located in St. Louis, Missouri, or the Property, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

INDEPENDENT AUDITORS’ REPORT
To the Manager of
NNN 2003 Value Fund, LLC
We have audited the accompanying statement of revenues and certain expenses of The Sevens Building, or the Property, for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of the Property for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP

Irvine, California
January 7, 2008

THE SEVENS BUILDING
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Nine Months Ended September 30, 2007 (unaudited)
and the Year Ended December 31, 2006

	Nine Months Ended
	September 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
Revenues:
Rental and other income	$3,038,000	$4,286,000

Certain expenses:
Grounds maintenance	96,000	130,000
Building maintenance	550,000	731,000
Real estate taxes	495,000	637,000
Electricity, water and gas utilities	314,000	424,000
Property management fees	130,000	165,000
Insurance	43,000	55,000
General and administrative	141,000	205,000

Total certain expenses	1,769,000	2,347,000

Revenues in excess of certain expenses	$1,269,000	$1,939,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

THE SEVENS BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Nine Months Ended September 30, 2007 (unaudited)
and the Year Ended December 31, 2006
NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statements of revenues and certain expenses include the operations of The Sevens Building, or the Property, located in St. Louis, Missouri. The Property has 197,000 square feet of gross leaseable area and was 82.8% leased as of December 31, 2006.
Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by NNN 2003 Value Fund, LLC in the future operations of the Property have been excluded.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Property Management Fees
The owners of the Property have contracted with a related party to manage the Property. Payments are equal to 4.0% of gross receipts and are payable in arrears on the 10th day of the month following the month in which the fee is attributable. For the year ended December 31, 2006 and for the nine months ended September 30, 2007, the Property incurred expenses of $165,000 and $130,000 (unaudited), respectively, related to property management fees.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.

THE SEVENS BUILDING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES – CONTINUED
For the Nine Months Ended September 30, 2007 (unaudited)
and the Year Ended December 31, 2006
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
Unaudited Interim Information
The statement of revenues and certain expenses for the nine months ended September 30, 2007 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.
NOTE 3 – LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through December 2017 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2006 are as follows:

2007	$3,388,000
2008	2,944,000
2009	2,556,000
2010	1,813,000
2011	1,032,000
Thereafter	1,036,000

$12,769,000

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other operating expenses, which are not included in the amounts above.
NOTE 4 – TENANT CONCENTRATION
For the year ended December 31, 2006 and for the nine months ended September 30, 2007 (unaudited) there were no tenants who accounted for more than 10.0% of gross leaseable area or more than 10.0% of gross rental revenue.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 – SUBSEQUENT EVENTS
On October 25, 2007, NNN 2003 Value Fund, LLC, through its wholly owned subsidiary, NNN 7777 Bonhomme Avenue, LLC, purchased the Property for a total purchase price of $28,250,000, plus closing costs.

NNN 2003 Value Fund, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The accompanying unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the properties been acquired by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our December 31, 2006 Annual Report on Form 10-K and our September 30, 2007 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 is presented as if the acquisition of The Sevens Building, or the Property, including the unsecured loan from NNN Realty Advisors, Inc., the parent company of Triple Net Properties, LLC, or our manager, used to fund the acquisition, or the NNN Realty Advisors’ loan, had occurred on September 30, 2007.
The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 are presented as if the acquisition of the Property and the NNN Realty Advisors’ loan, had occurred on January 1, 2006.
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed and are subject to change. We have excluded the results of the Interwood, Daniels Road, Oakey Building and 3500 Maple Building properties, which were either disposed of or classified as discontinued operations as of September 30, 2007 and December 31, 2006.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007
(Unaudited)

	Company	Acquisition of The	NNN Realty	Company
	Historical (A)	Sevens Building (B)	Advisors' Loan (C)	Pro Forma
ASSETS
Real estate investments:
Operating properties, net	$69,388,000	$25,743,000	$—	$95,131,000
Investments in unconsolidated real estate	6,085,000	—	—	6,085,000

	75,473,000	25,743,000	—	101,216,000
Cash and cash equivalents	7,038,000	(8,642,000)	4,725,000	3,121,000
Investment in marketable securities	1,230,000	—	—	1,230,000
Accounts receivable, net	382,000	—	—	382,000
Accounts receivable from related parties	589,000	—	—	589,000
Restricted cash	4,345,000	46,000	—	4,391,000
Identified intangible assets, net	6,620,000	3,511,000	—	10,131,000
Other assets, net	5,247,000	632,000	—	5,879,000

Total assets	$100,924,000	$21,290,000	$4,725,000	$126,939,000

LIABILITIES, MINORITY INTERESTS AND UNIT HOLDERS’ EQUITY
Mortgage loan payables	$66,733,000	$21,000,000	$—	$87,733,000
Accounts payable and accrued liabilities	4,162,000	16,000	—	4,178,000
Accounts payable due to related parties	516,000	—	—	516,000
Notes payable due to related parties	—	—	4,725,000	4,725,000
Identified intangible liabilities, net	128,000	89,000	—	217,000
Security deposits and prepaid rent	880,000	185,000	—	1,065,000

Total liabilities	72,419,000	21,290,000	4,725,000	98,434,000

Minority interests	706,000	—	—	706,000
Commitments and contingencies

Unit holders’ equity	28,061,000	—	—	28,061,000
Accumulated other comprehensive loss	(262,000)	—	—	(262,000)

Total unit holders’ equity	27,799,000	—	—	27,799,000

Total liabilities, minority interests and unit holders’ equity	$100,924,000	$21,290,000	$4,725,000	$126,939,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2007
(Unaudited)

	Company	Acquistion of Four	Acquistion of The	Company
	Historical (D)	Resource Square (E)	Sevens Building (F)	Pro Forma
Revenue:
Rental income	$5,701,000	$455,000	$3,075,000	$9,231,000
Expense:
Rental expense	3,402,000	162,000	1,650,000	5,214,000
General and administrative	1,073,000	6,000	141,000	1,220,000
Depreciation and amortization	3,288,000	379,000	1,490,000	5,157,000

Total expense	7,763,000	547,000	3,281,000	11,591,000

Loss before other (expense) income and discontinued operations	(2,062,000)	(92,000)	(206,000)	(2,360,000)
Other (expense) income:
Interest expense (including amortization of deferred financing costs)	(4,228,000)	(324,000)	(1,304,000)	(5,856,000)
Interest and dividend income	448,000	4,000	—	452,000
Gain on sale of marketable securities	12,000	—	—	12,000
Equity in losses of unconsolidated real estate	(1,102,000)	—	—	(1,102,000)
Other income	65,000	—	—	65,000
Minority interests	136,000	—	—	136,000

Loss from continuing operations	$(6,731,000)	$(412,000)	$(1,510,000)	$(8,653,000)

Loss from continuing operations per unit — basic and diluted	($675.13)			($867.90)

Weighted-average number of units outstanding — basic and diluted	9,970			9,970

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2006
(Unaudited)

			Acquistion of	Acquistion of
	Company	Acquistion of 901	Four Resource	The Sevens	Company
	Historical (G)	Civic Center Drive (H)	Square (I)	Building (J)	Pro Forma
Revenue:
Rental income	$3,742,000	$502,000	$1,748,000	$4,335,000	$10,327,000
Expense:
Rental expense	2,599,000	164,000	830,000	2,191,000	5,784,000
General and administrative	754,000	9,000	34,000	205,000	1,002,000
Depreciation and amortization	2,611,000	199,000	1,586,000	1,986,000	6,382,000

Total expense	5,964,000	372,000	2,450,000	4,382,000	13,168,000

Loss before other income (expense) and discontinued operations	(2,222,000)	130,000	(702,000)	(47,000)	(2,841,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs)	(2,680,000)	—	(1,733,000)	(1,738,000)	(6,151,000)
Interest and dividend income	453,000	—	17,000	—	470,000
Gain on sale of marketable securities	134,000	—	—	—	134,000
Equity in losses and gain on sale of unconsolidated real estate	(1,139,000)	—	—	—	(1,139,000)
Other income	74,000	—	—	—	74,000
Minority interests	19,000	(4,000)	—	—	15,000

Loss from continuing operations	$(5,361,000)	$126,000	$(2,418,000)	$(1,785,000)	$(9,438,000)

Loss from continuing operations per unit — basic and diluted	($537.39)				($946.07)

Weighted-average number of units outstanding — basic and diluted	9,976				9,976

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
For the Nine Months Ended September 30, 2007 and the Year Ended December 31, 2006
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007.
(A) As reported in our September 30, 2007 Quarterly Report on Form 10-Q.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed in connection with the acquisition of the Property. The purchase price of $28,250,000, plus closing costs and other transaction expenses, was financed through a $23,500,000 secured mortgage loan with General Electric Capital Company. The initial advance of $21,000,000 under the secured mortgage loan bears interest at a fixed rate of 5.95% per annum. All future advances shall bear interest at a variable rate of interest equal to 2.25% per annum in excess of the one month London Interbank Offered Rate. The secured mortgage loan requires interest-only payments and matures on March 31, 2010. An acquisition fee of $847,500, or 3.0% of the purchase price, and a loan fee of $118,000, or 0.5% of the principal amount of the secured mortgage loan, was paid to our manager and its affiliate. The purchase price allocations are preliminary and are subject to change.
(C) On October 24, 2007, in anticipation of our acquisition of the Property we obtained the NNN Realty Advisors’ loan in the principal amount of $4,725,000. The unsecured loan has a maturity date of January 22, 2008, bears interest at a fixed rate of 6.72% per annum and requires monthly interest-only payments. Amounts represent the related party note payable incurred and the cash proceeds received.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2007.
(D) As reported in our September 30, 2007 Quarterly Report on Form 10-Q.
(E) Amounts represent the estimated operations, including pro forma adjustments, from January 1, 2007 through the acquisition date of the Four Resource Square property on March 7, 2007 as if this asset had been acquired as of January 1, 2006.
(F) Amounts represent the estimated operations, including pro forma adjustments, of the Property for the nine months ended September 30, 2007 as if this asset had been acquired as of January 1, 2006. Rental income includes the effect of amortizing the capitalized intangible assets and liabilities associated with above and below market in-place leases over the term of such leases. Depreciation is calculated based on the property’s depreciable basis using the straight line method over the property’s estimated useful life. Amortization expense includes the straight line amortization of other acquired intangible assets over the remaining term of the in-place leases. Pursuant to a management agreement with Triple Net Properties Realty, or Realty, Realty is entitled to receive, for its services in managing our properties, a monthly management fee of up to 5.0% of the gross receipts of the property. As a result, management fees have been estimated based on a rate of 5.0%. Property taxes are kept at historical rates as management believes that the property tax expense will not be significantly different from the existing rate. Interest expense is adjusted for the estimated interest expense on the $21,000,000 secured mortgage loan and the $4,725,000 NNN Realty Advisors’ loan, and amortization of the loan fees associated with the secured mortgage loan for the nine months ended September 30, 2007.
3. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006.
(G) As reported in our December 31, 2006 Annual Report on Form 10-K.
(H) Amounts represent the estimated operations, including pro forma adjustments, from January 1, 2006 through the acquisition date of the 901 Civic Center Drive property on April 24, 2006 as if this asset had been acquired as of January 1, 2006.
(I) Amounts represent the estimated operations, including pro forma adjustments, of the Four Resource Square property for the year ended December 31, 2006 as if this asset had been acquired as of January 1, 2006. Such amounts were previously reported in our Form 8-K/A for the acquisition of the Four Resource Square property which was filed with the Securities and Exchange Commission on May 14, 2007.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
For the Nine Months Ended September 30, 2007 and the Year Ended December 31, 2006
(J) Amounts represent the estimated operations, including pro forma adjustments, of the Property for the year ended December 31, 2006 as if this asset had been acquired as of January 1, 2006. Rental income includes the effect of amortizing the capitalized intangible assets and liabilities associated with above and below market in-place leases over the term of such leases. Depreciation is calculated based on the property’s depreciable basis using the straight line method over the property’s estimated useful life. Amortization expense includes the straight line amortization of other acquired intangible assets over the remaining term of the in-place leases. Pursuant to a management agreement with Realty, Realty is entitled to receive, for its services in managing our properties, a monthly management fee of up to 5.0% of the gross receipts of the Property. As a result, management fees have been estimated based on a rate of 5.0%. Property taxes are kept at historical rates as management believes that the property tax expense will not be significantly different from the existing rate. Interest expense is adjusted for the estimated interest expense on the $21,000,000 secured mortgage loan and the $4,725,000 NNN Realty Advisors’ loan, and amortization of the loan fees associated with the secured mortgage loan for the year ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: January 10, 2008	By:	/s/ Richard T. Hutton, Jr.
		Name:	Richard T. Hutton, Jr.
		Title:	Chief Executive Officer